                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                                 WESTCORE TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                 WESTCORE TRUST

                              WESTCORE SELECT FUND

                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

                                                                 August 11, 2000

To the Shareholders of the
Westcore Select Fund
  of Westcore Trust

     A Special Meeting of Shareholders of the Westcore Select Fund (the "Fund") of Westcore Trust (the "Trust") will be held on September 12, 2000 at 10:00 a.m. Mountain Time, at the offices of Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, CO 80202, for the following purposes:

          (1) The approval or disapproval of a change in the Fund's sub-classification from diversified to non-diversified and elimination of a related investment limitation.

          (2) The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on July 31, 2000 have the right to vote at the Special Meeting. You do not need to attend the Special Meeting to participate, you can now vote in any of four ways:

     - By mail, in the enclosed proxy card;

     - By telephone, with a toll-free call to the telephone number that appears on your proxy card.

     - Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

     - In person at the special meeting.

     YOUR PROMPT RESPONSE WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY THE FUND AND ITS SHAREHOLDERS -- AND WILL ALSO MEAN THAT YOU CAN AVOID RECEIVING FOLLOW-UP PHONE CALLS OR MAILINGS. VOTING BY INTERNET OR PHONE LOWERS PROXY COSTS EVEN FURTHER.

     YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                                            W. Bruce McConnel, III
                                            Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

     A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING OF SHAREHOLDERS OF THE WESTCORE SELECT FUND SCHEDULED FOR SEPTEMBER 12, 2000 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE TRUST WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE TRUST TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY.

                                 WESTCORE TRUST
                          370 17TH STREET, SUITE 3100
                             DENVER, COLORADO 80202

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Westcore Trust (the "Trust") for use at a Special Meeting of Shareholders of the Trust's Westcore Select Fund (the "Fund"), to be held in the offices of the Trust's investment adviser and co-administrator, Denver Investment Advisors LLC ("Denver Investment Advisors"), 1225 17th Street, 26th Floor, Denver, Colorado 80202, on Tuesday, September 12, 2000 at 10:00 a.m. Mountain Time (such meeting and any adjournments thereof, the "Meeting").

     It is expected that the solicitation of proxies will be primarily by mail and that the Trust's adviser and administrator will be responsible for solicitation, if any, of shareholders. The Trust's officers and service contractors may solicit proxies by telephone, facsimile or personal interview. The Fund will bear the cost of solicitation and tabulation and expenses incurred in connection with preparing this proxy statement. It is expected that these costs will be approximately $4,000. The Fund also will reimburse certain parties for their expenses in forwarding proxy materials to beneficial owners of Fund shares. As described in the Fund's prospectus, the investment adviser and co-administrators have guaranteed that the total operating expenses of the Fund will not exceed 1.15% of the Fund's average daily net assets through a specified time period. The cost of this proxy solicitation is included in this guarantee.

     Shareholders are requested to vote by Internet or telephone or by returning the enclosed proxy cards. Voting by Internet costs the Fund less than if you vote by telephone or mail. If you vote by mail, complete, date, sign and promptly return the enclosed proxy cards in the accompanying envelope. If the enclosed proxy cards are properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the instructions marked on the proxy cards or, if no instructions are marked on the proxy cards, the proxies will be voted FOR the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the meeting or any adjournment(s) thereof.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. This Proxy Statement and the enclosed Proxy are expected to be distributed to shareholders on or about August 11, 2000.

                                    PROPOSAL

                 CHANGE OF SUB-CLASSIFICATION FROM DIVERSIFIED
                 TO NON-DIVERSIFIED AND ELIMINATION OF RELATED
                             INVESTMENT LIMITATION

     The Fund seeks long-term growth of capital primarily through investments in companies of any size, selected for their growth potential. The Fund normally invests in a "core group" of 20 to 35 common stocks.

     Recently, Denver Investment Advisors recommended that shareholders be asked to approve a change in the sub-classification of the Fund. Presently, the Fund is classified as a "diversified" management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). This means that as to 75% of the value of its total assets, no individual security can represent more than 5% of the Fund's assets and the Fund cannot own more than 10% of the issuer's voting securities. The investment restriction does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities. The investment restriction is a fundamental restriction that can only be changed by a shareholder vote.

     Given the principal strategy of maintaining a concentrated portfolio of 20 to 35 common stocks, the limitations imposed by the 1940 Act have on occasion presented difficulties for the Fund. Initially, Denver

Investment Advisors believed the ability to invest greater than 5% of total assets in a single issuer for 25% of the portfolio would provide adequate flexibility to meet the Fund's investment objective. However, on several occasions the portfolio manager has been required to sell a portion of a holding or forego an investment opportunity due to this limitation. This has resulted in higher portfolio turnover and short-term capital gains than if this limitation did not exist. The Fund could possibly face similar difficulties with the 10% voting securities limitation. A change in the sub-classification of the Fund to a non-diversified company will eliminate the need for the Fund to comply with the limitations imposed on diversified investment companies by the 1940 Act.

     There are certain risks associated with non-diversified investment companies that are not present for diversified investment companies. Investment return on a non-diversified investment company typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified investment company. Consequently, the change in value of any one security may affect the overall value of a non-diversified investment company more than it would a diversified investment company, and thereby subject the market-based net asset value per share of the non-diversified investment company to greater fluctuation. In addition, a non-diversified investment company may be more susceptible to economic, political and regulatory developments than a diversified investment company with similar objectives may be. Notwithstanding the potential for increased volatility, the Board of Trustees has determined that approval of this proposal is in the best interests of shareholders of the Fund.

     Upon approval of this proposal, the Fund could commence restructuring its portfolio to take advantage of its non-diversified status. This restructuring could result in increased brokerage commissions and taxable realized capital gains in the short-term. It is proposed, however, to make this transaction in such a way as to minimize such brokerage expense and tax liability.

     At the Meeting, Shareholders will be asked to approve a change in the sub-classification of the Fund from a diversified company to a non-diversified company so that the Fund can have greater flexibility in achieving its investment objective through a concentrated portfolio of common stocks. This also requires approval to eliminate the following investment limitation of the
Fund:

     The Westcore Select Fund may not:

     Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     Even as a non-diversified investment company, the Fund would remain subject to the more limited diversification requirement that is imposed on all regulated investment companies by the Internal Revenue Code of 1986. The Internal Revenue Code test applies at the end of each fiscal quarter, and generally requires that at least 50% (rather than 75%) of the value of the Fund's total assets be represented by the types of assets which satisfy the 75% asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of the investment company's assets may be invested in the securities of any one issuer.

     For the reasons set forth above, at a meeting of the Trust's Board of Trustees held on July 10, 2000, the proposed modification to the Fund's sub-classification and elimination of the related investment limitation was unanimously approved by the Board, subject to shareholder approval at the Meeting.

THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE CHANGE IN THE SUB-CLASSIFICATION OF THE WESTCORE SELECT FUND AND THE ELIMINATION OF THE RELATED INVESTMENT LIMITATION.

                               VOTING INFORMATION

     Voting Procedures. Approval of the change in the sub-classification of the Fund and elimination of the related investment limitation requires the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the voting securities of the Fund present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

     Record Date. Only shareholders of record at the close of business on July 31, 2000 will be entitled to vote at the Meeting. On that date there were 1,969,612.395 shares of the Fund outstanding and entitled to be voted at the Meeting. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote.

     Quorum. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approval.

     In the event that a quorum is not present at the Meeting, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. In the event that a quorum is present at the Meeting, but sufficient votes to approve the Proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present and voting in person or by proxy at the Meeting. In such cases, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment.

     Other Shareholder Information. As of July 31, 2000, the following shareholders held of record or beneficially more than 5% of the outstanding shares of the Fund.

NAME AND ADDRESS OF OWNER                            NUMBER OF SHARES HELD   PERCENT OF FUND
-------------------------                            ---------------------   ---------------
FTC & Co...........................................      221,955.8560             11.27%
  Attn: Datalynx House Account
  P.O. Box 173736
  Denver, CO 80217-3736
Cherry Trust & Co..................................      171,427.2540              8.70%
  3033 E. 1st Avenue
  Denver, CO 80206-5617
State Street Bank & Trust Co.......................      157,567.9750              8.00%
  Cust. FBO
  Jerry W. Peterson IRA
  3 Lynn Rd.
  Cherry Hills Village, CO 80110-4901
Norwest Bank MN NA FBO.............................      140,941.5050              7.16%
  Westcore Select Fund
  Attn: Mutual Funds
  P.O. Box 1533
  Minneapolis, MN 55480-1533

As of July 31, 2000, the officers and directors of the Trust owned less than 1% of the outstanding shares of the Fund.

     Adviser, Co-administrators and Distributor. Denver Investment Advisors serves as investment adviser to the Fund. Denver Investment Advisors and ALPS Mutual Funds Services, Inc. ("ALPS") serve as the Fund's co-administrators. ALPS also serves as the distributor of the shares of the Fund. The principal offices of Denver Investment Advisors are located at 1225 17th Street, 26th Floor, Denver, Colorado 80202. The principal offices of ALPS are located at 370 17th Street, Suite 3100, Denver, Colorado 80202.

                                 OTHER MATTERS

     The Trust does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or other applicable law. Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

     No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders properly arise, including any questions as to an adjournment of the Meeting, the persons named in the Proxy will vote thereon according to their best judgment in the interest of the Fund.

Dated: August 11, 2000

     IT IS IMPORTANT THAT YOUR VOTE BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO VOTE THEIR SHARES BY INTERNET, TELEPHONE OR MAIL.

PROXY VOTE

WELCOME TO PROXYVOTE.COM

================================================================================

PLEASE SELECT ONE OF THE LINKS BELOW...

If you received your proxy material in the mail, please have your material and your control number ready.

If you received a notification via e-mail, please have your control number and Personal Identification Number ready.

================================================================================

To submit your voting instructions over our secure site, click HERE.

If your browser cannot support secure transactions via SSL encryption, click
HERE.

================================================================================

YOU CAN SUBMIT YOUR PROXY VOTING INSTRUCTIONS RIGHT OVER THE INTERNET

It's fast, convenient, and your voting instructions are immediately posted.

IF YOU RECEIVED NOTIFICATION BY POSTAL MAIL:

     1. Read the Proxy Statement. The accompanying Voting Instruction Form or Proxy Card contains your Control Number.

     2.   Enter the 12 digit Control Number to access an electronic ballot.

     3.   Complete the electronic ballot and submit your voting instructions.

     4. Provide your E-Mail address if you want confirmation of your voting instructions.

IF YOU RECEIVED NOTIFICATION BY E-MAIL:

     1. To access an electronic ballot, enter the 12 digit Control Number contained in your E-Mail message and the PIN you used when you enrolled for electronic delivery.

     2. The ballot displayed contains Internet Links to the Proxy Statement and the Annual Report; read them carefully.

     3.   Complete the ballot and submit your voting instructions.

Enter your CONTROL NUMBER: [_____________] (Please skip any spaces)

Enter your PIN NUMBER [____] (last 4 digits of your SS#): (Required for the E-Mail option only)

CLICK TO CONTINUE
===============================================================================

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP MC0280 - SC

                       YOUR CONTROL NUMBER: 0000 0000 0000

================================================================================

DIRECTORS' RECOMMENDATIONS:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

                  Vote my shares per directors' recommendations


================================================================================

PROXY BALLOT:

================================================================================

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

01. PROPOSAL TO CHANGE THE WESTCORE SELECT FUND'S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE A RELATED INVESTMENT LIMITATION. Directors Recommend: FOR

[ ] For           [ ] Against               [ ] Abstain

                  Vote my shares per the above selections


================================================================================

LEGAL PROXY:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

I plan to attend the meeting

DO NOT use this option if you HOLD SHARES DIRECTLY WITH THE ISSUER, rather than through a bank or broker.

================================================================================
Click to see:  "Letter to our clients regarding voting authority"

                             PROXY FINAL SUBMISSION

             PLEASE CHECK ALL OF THE INFORMATION BELOW FOR ACCURACY.
              SEE INSTRUCTIONS BELOW AND CLICK ON FINAL SUBMISSION

================================================================================

                       YOUR CONTROL NUMBER: 0000 0000 0000

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP MC0280 - SC


================================================================================

YOU ELECTED TO VOTE WITH DIRECTORS' RECOMMENDATION

================================================================================

PROPOSALS:

01. PROPOSAL TO CHANGE THE WESTCORE SELECT FUND'S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE A RELATED INVESTMENT LIMITATION.

Directors Recommend and will vote for this proposal.

================================================================================

IF ANY OF THE ABOVE INFORMATION IS INCORRECT, RETURN TO THE PROXY BALLOT FORM BY USING THE BACK FEATURE OF YOUR BROWSER PROGRAM.

================================================================================

IF YOU WOULD LIKE TO RECEIVE AN ELECTRONIC CONFIRMATION WHEN THIS VOTE IS RECORDED, ENTER YOUR E-MAIL ADDRESS HERE:

E-MAIL: [             ]

You now have the option to receive future shareholder communications (ANNUAL REPORTS, PROXY STATEMENTS, QUARTERLY REPORTS, ETC.) electronically, instead of in print. This will save postage and mailing costs for the company(s) in which you have invested. It also means that you can vote future proxies electronically, without a trip to the Post Office.

PARTICIPATION IS COMPLETELY YOUR CHOICE. To send future shareholder communications to you electronically, we require your permission. We also require you to choose a four digit personal identification number. Most people prefer to use the last four digits of their Social Security number. In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available.

You only have to enroll this investment account once. It will automatically apply to any other company that offers electronic distribution. We hope you will give this option your serious consideration.

ENROLLMENT

I wish to receive future shareholder communications electronically at the E-MAIL address supplied above. I have chosen as my four digit personal identification number [____]

================================================================================

If all of the above information is correct, then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program.

                                    Final Submission

                             PROXY FINAL SUBMISSION

             PLEASE CHECK ALL OF THE INFORMATION BELOW FOR ACCURACY.
              SEE INSTRUCTIONS BELOW AND CLICK ON FINAL SUBMISSION

================================================================================

                       YOUR CONTROL NUMBER: 0000 0000 0000

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP 957904 - SC

================================================================================

PROPOSALS:

01. PROPOSAL TO CHANGE THE WESTCORE SELECT FUND'S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE A RELATED INVESTMENT LIMITATION.

You Voted: For this proposal.

================================================================================

IF ANY OF THE ABOVE INFORMATION IS INCORRECT, RETURN TO THE PROXY BALLOT FORM BY USING THE BACK FEATURE OF YOUR BROWSER PROGRAM.

================================================================================

IF YOU WOULD LIKE TO RECEIVE AN ELECTRONIC CONFIRMATION WHEN THIS VOTE IS RECORDED, ENTER YOUR E-MAIL ADDRESS HERE:

E-MAIL: [               ]

You now have the option to receive future shareholder communications (ANNUAL REPORTS, PROXY STATEMENTS, QUARTERLY REPORTS, ETC.) electronically, instead of in print. This will save postage and mailing costs for the company(s) in which you have invested. It also means that you can vote future proxies electronically, without a trip to the Post Office.

PARTICIPATION IS COMPLETELY YOUR CHOICE. To send future shareholder communications to you electronically, we require your permission. We also require you to choose a four digit personal identification number. Most people prefer to use the last four digits of their Social Security number. In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available.

You only have to enroll this investment account once. It will automatically apply to any other company that offers electronic distribution. We hope you will give this option your serious consideration.

ENROLLMENT

I wish to receive future shareholder communications electronically at the E-MAIL address supplied above. I have chosen as my four digit personal identification number [____]

================================================================================

If all of the above information is correct, then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program.

                                    Final Submission

                             PROXY FINAL SUBMISSION

             PLEASE CHECK ALL OF THE INFORMATION BELOW FOR ACCURACY.
              SEE INSTRUCTIONS BELOW AND CLICK ON FINAL SUBMISSION.

================================================================================

                        NOTICE: LEGAL PROXY CONFIRMATION!

                 THIS DECISION MAY NOT BE CHANGED ONCE SUBMITTED

================================================================================

                       YOUR CONTROL NUMBER: 0000 0000 0000

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP MC0280 - SC

================================================================================

          YOU HAVE CHOSEN TO ATTEND THE WESTCORE TRUST SPECIAL MEETING

             TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000.

================================================================================

IF ANY OF THE ABOVE INFORMATION IS INCORRECT, RETURN TO THE PROXY BALLOT FORM BY USING THE BACK FEATURE OF YOUR BROWSER PROGRAM.

================================================================================

IF YOU WOULD LIKE TO RECEIVE AN ELECTRONIC CONFIRMATION WHEN THIS VOTE IS RECORDED, ENTER YOUR E-MAIL ADDRESS HERE:

E-MAIL [               ]

You now have the option to receive future shareholder communications (ANNUAL REPORTS, PROXY STATEMENTS, QUARTERLY REPORTS, ETC.) electronically, instead of in print. This will save postage and mailing costs for the company(s) in which you have invested. It also means that you can vote future proxies electronically, without a trip to the Post Office.

PARTICIPATION IS COMPLETELY YOUR CHOICE. To send future shareholder communications to you electronically, we require your permission. We also require you to choose a four digit personal identification number. Most people prefer to use the last four digits of their Social Security number. In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available.

You only have to enroll this investment account once. It will automatically apply to any other company that offers electronic distribution. We hope you will give this option your serious consideration.

ENROLLMENT

I wish to receive future shareholder communications electronically at the E-MAIL address supplied above. I have chosen as my four digit personal identification number [____]

================================================================================

If all of the above information is correct, then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program.

                                    Final Submission

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP 957904 - SC

                       YOUR CONTROL NUMBER: 0000 0000 0000

================================================================================

DIRECTORS' RECOMMENDATIONS:

Choose this if you would like to vote your shares following directors' recommendations. See below for the detailed recommendations. Please read it carefully.

                  Vote my shares per directors' recommendations

================================================================================

PROXY BALLOT:

================================================================================

PROPOSALS:

Please indicate your proposal selections by clicking on the fields below.

01. PROPOSAL TO CHANGE THE WESTCORE SELECT FUND'S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE A RELATED INVESTMENT LIMITATION. Directors Recommend: FOR

[ ] For           [ ] Against            [ ] Abstain

                  Vote my shares per the above selections

================================================================================

LEGAL PROXY:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

I plan to attend the meeting

DO NOT use this option if you HOLD SHARES DIRECTLY WITH THE ISSUER, rather than through a bank or broker.

================================================================================
Click to see:  "Letter to our clients regarding voting authority"

                             PROXY FINAL SUBMISSION

             PLEASE CHECK ALL OF THE INFORMATION BELOW FOR ACCURACY.
              SEE INSTRUCTIONS BELOW AND CLICK ON FINAL SUBMISSION

================================================================================

                       YOUR CONTROL NUMBER: 0000 0000 0000

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP 957904 - SC

================================================================================

YOU ELECTED TO VOTE WITH DIRECTORS' RECOMMENDATION

================================================================================

PROPOSALS:

01. PROPOSAL TO CHANGE THE WESTCORE SELECT FUND'S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE A RELATED INVESTMENT LIMITATION. Directors Recommend and will vote for this proposal.

================================================================================

IF ANY OF THE ABOVE INFORMATION IS INCORRECT, RETURN TO THE PROXY BALLOT FORM BY USING THE BACK FEATURE OF YOUR BROWSER PROGRAM.

================================================================================

IF YOU WOULD LIKE TO RECEIVE AN ELECTRONIC CONFIRMATION WHEN THIS VOTE IS RECORDED, ENTER YOUR E-MAIL ADDRESS HERE:

E-MAIL: [             ]

You now have the option to receive future shareholder communications (ANNUAL REPORTS, PROXY STATEMENTS, QUARTERLY REPORTS, ETC.) electronically, instead of in print. This will save postage and mailing costs for the company(s) in which you have invested. It also means that you can vote future proxies electronically, without a trip to the Post Office.

PARTICIPATION IS COMPLETELY YOUR CHOICE. To send future shareholder communications to you electronically, we require your permission. We also require you to choose a four digit personal identification number. Most people prefer to use the last four digits of their Social Security number. In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available.

You only have to enroll this investment account once. It will automatically apply to any other company that offers electronic distribution. We hope you will give this option your serious consideration.

ENROLLMENT

I wish to receive future shareholder communications electronically at the E-MAIL address supplied above. I have chosen as my four digit personal identification number [____]

If all of the above information is correct, then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program.

                             PROXY FINAL SUBMISSION

             PLEASE CHECK ALL OF THE INFORMATION BELOW FOR ACCURACY.
              SEE INSTRUCTIONS BELOW AND CLICK ON FINAL SUBMISSION

================================================================================

                       YOUR CONTROL NUMBER: 0000 0000 0000

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP 957904 - SC

================================================================================

PROPOSALS:

01. PROPOSAL TO CHANGE THE WESTCORE SELECT FUND'S SUB-CLASSIFICATION FROM DIVERSIFIED TO NON-DIVERSIFIED AND TO ELIMINATE A RELATED INVESTMENT LIMITATION. You Voted: For this proposal.

================================================================================

IF ANY OF THE ABOVE INFORMATION IS INCORRECT, RETURN TO THE PROXY BALLOT FORM BY USING THE BACK FEATURE OF YOUR BROWSER PROGRAM.

================================================================================

IF YOU WOULD LIKE TO RECEIVE AN ELECTRONIC CONFIRMATION WHEN THIS VOTE IS RECORDED, ENTER YOUR E-MAIL ADDRESS HERE:

E-MAIL: [              ]

You now have the option to receive future shareholder communications (ANNUAL REPORTS, PROXY STATEMENTS, QUARTERLY REPORTS, ETC.) electronically, instead of in print. This will save postage and mailing costs for the company(s) in which you have invested. It also means that you can vote future proxies electronically, without a trip to the Post Office.

PARTICIPATION IS COMPLETELY YOUR CHOICE. To send future shareholder communications to you electronically, we require your permission. We also require you to choose a four digit personal identification number. Most people prefer to use the last four digits of their Social Security number. In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available.

You only have to enroll this investment account once. It will automatically apply to any other company that offers electronic distribution. We hope you will give this option your serious consideration.

ENROLLMENT

I wish to receive future shareholder communications electronically at the E-MAIL address supplied above. I have chosen as my four digit personal identification number [____]

================================================================================

If all of the above information is correct, then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program.

                             PROXY FINAL SUBMISSION

             PLEASE CHECK ALL OF THE INFORMATION BELOW FOR ACCURACY.
              SEE INSTRUCTIONS BELOW AND CLICK ON FINAL SUBMISSION.

================================================================================

                        NOTICE: LEGAL PROXY CONFIRMATION!

                 THIS DECISION MAY NOT BE CHANGED ONCE SUBMITTED

================================================================================

                       YOUR CONTROL NUMBER: 0000 0000 0000

                         WESTCORE TRUST SPECIAL MEETING

              TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000

                                CUSIP 957904 - SC

================================================================================

          YOU HAVE CHOSEN TO ATTEND THE WESTCORE TRUST SPECIAL MEETING

             TO BE HELD ON 09/12/2000 FOR HOLDERS AS OF 07/31/2000.

================================================================================

IF ANY OF THE ABOVE INFORMATION IS INCORRECT, RETURN TO THE PROXY BALLOT FORM BY USING THE BACK FEATURE OF YOUR BROWSER PROGRAM.

================================================================================

IF YOU WOULD LIKE TO RECEIVE AN ELECTRONIC CONFIRMATION WHEN THIS VOTE IS RECORDED, ENTER YOUR E-MAIL ADDRESS HERE:

E-MAIL [                 ]

You now have the option to receive future shareholder communications (ANNUAL REPORTS, PROXY STATEMENTS, QUARTERLY REPORTS, ETC.) electronically, instead of in print. This will save postage and mailing costs for the company(s) in which you have invested. It also means that you can vote future proxies electronically, without a trip to the Post Office.

PARTICIPATION IS COMPLETELY YOUR CHOICE. To send future shareholder communications to you electronically, we require your permission. We also require you to choose a four digit personal identification number. Most people prefer to use the last four digits of their Social Security number. In the future, when, and if, material is available electronically, we will send you an e-mail which will contain information that will point you to an Internet location where the material is available.

You only have to enroll this investment account once. It will automatically apply to any other company that offers electronic distribution. We hope you will give this option your serious consideration.

ENROLLMENT

I wish to receive future shareholder communications electronically at the E-MAIL address supplied above. I have chosen as my four digit personal identification number [____]

If all of the above information is correct, then click on Final Submission below.

If any of the above information is incorrect, return to the proxy ballot form by using the Back feature of your Browser Program.

                                Final Submission

                              WESTCORE SELECT FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES


WESTCORE TRUST
370 17th Street, Suite 3100
Denver, Colorado  80202

AUTO DATA PROCESSING
INVESTOR COMM SERVICE
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

THE UNDERSIGNED HEREBY APPOINTS STEVEN G. WINE, LISA A. BRUCKERT AND JASPER R. FRONTZ (THE "PROXIES"), AND EACH OF THEM, ATTORNEYS AND PROXIES OF THE UNDERSIGNED, EACH WITH POWER OF SUBSTITUTION AND RESUBSTITUTION, TO ATTEND, VOTE AND ACT FOR THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF WESTCORE SELECT FUND (THE "FUND") TO BE HELD AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 17TH STREET, 26TH FLOOR, DENVER, COLORADO 80202 AT 10:00 A.M., MOUNTAIN TIME ON TUESDAY, SEPTEMBER 12, 2000, AND AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE PROXIES SHALL CAST VOTES ACCORDING TO THE NUMBER OF SHARES OF THE FUND WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE WITH RESPECT TO THE PROPOSAL SET FORTH BELOW, IN ACCORDANCE WITH THE SPECIFICATION INDICATED, IF ANY, AND SHALL HAVE ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS IF PERSONALLY PRESENT. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) OR POSTPONEMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS. THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY TO VOTE AT THE MEETING, AND HEREBY RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF OR THEREOF.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTIONS TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED "FOR" PROPOSAL NO. 1.

To Vote by Telephone:

1.  Read the Proxy Statement and have the
    Proxy card below at hand.                   SHARES

2.  Call 1-800-690-6903.

3.  Enter the 12-digit control number set       CONTROL NUMBER
    forth on the Proxy card and follow the
    simple instructions.                        ACCOUNT NUMBER

To Vote by Internet:

1.  Read the Proxy Statement and have the
    Proxy card below at hand.

2.  Go to Website WWW.proxyvote.com.

3.  Enter the 12-digit control number set
    forth on the Proxy card and follow the
    simple instructions.

                                   PAGE 1 OF 1



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

                       DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THIS PROXY IS SOLICITED AND PROPOSED BY THE BOARD OF
TRUSTEES OF WESTCORE TRUST, WHICH UNANIMOUSLY RECOMMENDS
THAT YOU VOTE IN FAVOR OF PROPOSAL NO. 1

1        Proposal to change the Westcore Select Fund's                     For         Against      Abstain
         sub-classification from diversified to non-diversified            [ ]           [ ]          [ ]
         and to eliminate a related investment limitation.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign below exactly as your name(s) appear(s) hereon. If a corporation, lease sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person. Each joint owner should sign personally. Fiduciaries should give full titles as such.


----------------------------------------     ----------------------------------
Signature                DATE                Signature              DATE






                                      -2-